                                                                  EXECUTION COPY
                              INDENTURE SUPPLEMENT
                                       TO
                         AMENDED AND RESTATED INDENTURE
                 Arcadia Automobile Receivables Warehouse Trust

      INDENTURE SUPPLEMENT dated as of November 4, 1999 (this "Indenture Supplement"), among Arcadia Automobile Receivables Warehouse Trust, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee and collateral agent (the "Trustee"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as administrative agent and RCC agent, and Morgan Guaranty Trust Company of New York, as DFC agent, relating to AMENDED AND RESTATED INDENTURE dated as of July 21, 1998, as amended as of July 13, 1999 (the "Indenture"), between the Issuer and the Trustee. Capitalized terms used in this Indenture Supplement and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                                    RECITALS

      WHEREAS, pursuant to Section 902 of the Indenture, the Trustee and the Agents, with the consent of the Holders, are authorized to enter into indenture supplements; and

      WHEREAS, as of the date hereof, the Issuer, Arcadia Receivables Finance Corp. (the "Seller"), Arcadia Financial Ltd., the Agents and the Trustee are entering into Amendment No. 2 to Amended and Restated Sale and Servicing Agreement (the "Sale Agreement Amendment") which provides, among other things, for a reduction in the minimum amount of any Note Increase from $7,000,000 to $5,000,000; and

      WHEREAS, the Issuer, the Trustee and the Agents desire to amend Section 401 of the Indenture to conform to the Sale Agreement Amendment; and

      WHEREAS, the Seller and Financial Security Assurance Inc. desire to consent to this Indenture Supplement.

      NOW, THEREFORE, THIS INDENTURE SUPPLEMENT WITNESSETH that in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO SECTION 401. Clause (i) of the last sentence of the penultimate paragraph of Section 401 of the Indenture is hereby amended by deleting the dollar amount "$7,000,000" and inserting in lieu thereof the dollar amount "$5,000,000."

      SECTION 2. COUNTERPARTS; EFFECTIVENESS. (a) This Indenture Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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      (b) This Amendment shall become effective when the Trustee shall have received (i) counterparts hereof of executed on behalf of the Issuer and the Trustee, (ii) the consents of the Agents, the Noteholders and the Security Insurer, to the terms of this Indenture Supplement, (iii) an opinion of counsel to AFL, dated the date hereof, addressed to the Trustee and the Security Insurer, to the effect that the execution of this Indenture Supplement is permitted by the Indenture, (iv) evidence of notice to Standard & Poor's and Moody's of this Indenture Supplement and (v) confirmation from each of Standard & Poor's and Moody's that this Indenture Supplement will not result in a capital charge to the Security Insurer.

      SECTION 3. GOVERNING LAW; ENTIRE AGREEMENT. THIS INDENTURE SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Indenture Supplement and the Indenture (and all exhibits, annexes and schedules thereto) constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 4. HEADINGS. The various headings of this Indenture Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Indenture Supplement or any provisions hereof or thereof.

      SECTION 5. INDENTURE IN FULL FORCE AND EFFECT AS SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Indenture shall remain in full force and effect. All reference to the Indenture in any other document or instrument shall be deemed to mean the Indenture, as supplemented by this Indenture Supplement. This Indenture Supplement shall not constitute a novation of the Indenture, but shall constitute a supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Indenture, as supplemented by this Indenture Supplement, as though the terms and obligations of the Indenture were set forth herein.

      SECTION 6. LIMITATION OF OWNER TRUSTEE LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or the other related documents.

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      IN WITNESS WHEREOF, the parties hereto have caused this Indenture
Supplement to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                              ISSUER:

                              ARCADIA AUTOMOBILE RECEIVABLES
                              WAREHOUSE TRUST

                              By:  WILMINGTON TRUST COMPANY, not in
                                   its individual capacity but solely as
                                   Owner Trustee

                              By:  /s/  Mary Kay Pupillo
                                 -----------------------------------------
                                  Name:  Mary Kay Pupillo
                                  Title: Financial Services Officer

                              INDENTURE TRUSTEE:
                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION, not in its individual
                                capacity but as Indenture Trustee

                              By:  /s/  Eileen R. O'Connor
                                 -----------------------------------------
                                  Name:  Eileen R. O'Connor
                                  Title: Assistant Vice President

                              BANK OF AMERICA, N.A.,
                               (formerly known as Bank of America National
                                Trust and Savings Association)
                               as Administrative Agent and RCC Agent

                              By:  /s/  Brian D. Krum
                                 -----------------------------------------
                                  Name:  BRIAN D. KRUM
                                  Title: VICE PRESIDENT

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as DFC Agent

                              By:  /s/  Richard A. Burke
                                 -----------------------------------------
                                  Name:  Richard A. Burke
                                  Title: Vice President


[Signature Page to Indenture Supplement to Amended and Restated Indenture]
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AGREED AND CONSENTED:

FINANCIAL SECURITY ASSURANCE INC.


By:  /s/   Errol Uhr
   -----------------------------------------
     Name:  ERROL UHR
     Title: MANAGING DIRECTOR

ARCADIA RECEIVABLES FINANCE CORP.

By:  /s/  John A. Witham
   -----------------------------------------
   Name:  John A. Witham
   Title: Senior Vice President
          and Chief Financial Officer


[Signature Page to Indenture Supplement to Amended and Restated Indenture]